UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004


                         WellPoint Health Networks Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                         001-13083                 95-4635504
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or organization)                           Identification Number)


                  1 WellPoint Way
             Thousand Oaks, California                            91362
      (Address of principal executive offices)                 (Zip Code)


                                 (818) 234-4000
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.  Exhibit

99.1         Press release dated April 21, 2004 by WellPoint Health Networks
              Inc. (the "Company").


Item 12. Results of Operations and Financial Condition.

         Attached as Exhibit 99.1 to this Current Report on Form 8-K is text of a press release issued on April 21, 2004 containing financial information for the Company for the quarter ended March 31, 2004.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 21, 2004         WellPoint Health Networks Inc.

                                By:      /s/ Robert A. Kelly
                                         ---------------------------------------
                                         Robert A. Kelly
                                         Assistant Secretary






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                                  EXHIBIT INDEX

Exhibit No.       Exhibit

99.1              Press release dated April 21, 2004 by the Company.